CONVERTIBLE SENIOR DEBENTURES	12 Months Ended
Dec. 31, 2015
Convertible Senior Debentures [Abstract]
Convertible Senior Debentures

NOTE 12—CONVERTIBLE SENIOR DEBENTURES:

Convertible senior debentures amounted to $521 and $530 million principal amount of our 0.25% convertible senior debentures due 2026 as of December 31, 2015 and 2014, respectively. These convertible senior debentures include a “net share settlement” feature according to which the principal amount will be paid in cash and in case of conversion, only the residual conversion value above the principal amount will be paid in Teva shares. Due to the “net share settlement” feature, exercisable at any time, these convertible senior debentures are classified in the balance sheet under short-term debt. Holders of the convertible debentures were able to cause Teva to redeem the debentures on February 1, 2016 and have another right to cause Teva to do so on February 1, 2021.